                       DELAWARE GROUP TAX-FREE FUND, INC.

                     CERTIFICATION OF AMENDMENT TO BY-LAWS

                       AMENDING SECTION 7 OF ARTICLE III

                                JANUARY 28, 1995


                          The Undersigned Secretary of Delaware Group Tax-Free
Fund, Inc. does hereby certify that at the Board of Directors of the Fund at a meeting duly called and held on January 28, 1995 did adopt the following resolution amending Section 7 of Article III of the Fund's by-laws:

                          RESOLVED, that Article III,
                          Section 7, be amended in its
                          entirely to read as follows:

                          Section 7.  At any meeting of
                          the stockholders of the
                          Corporation every stockholder
                          having the right to vote shall
                          be entitled, in person or by
                          proxy appointed by an
                          instrument in writing
                          subscribed by such stockholder
                          or by his duly authorized
                          attorney-in-fact and bearing a
                          date not more than eleven
                          months prior to said meeting
                          unless such instrument
                          provides for a longer period,
                          to one vote for each share of
                          stock having voting power
                          registered in his name on the
                          books of the Corporation.


                          IN WITNESS WHEREOF, I have hereto subscribed my name
this 28th day of January, 1995.

/s/George M. Chamberlain, Jr.
-----------------------------
George M. Chamberlain, Jr.
Secretary

                       DELAWARE GROUP TAX-FREE FUND, INC.

                     CERTIFICATION OF AMENDMENT TO BY-LAWS

                        AMENDING SECTION 2 OF ARTICLE VI

                               NOVEMBER 21, 1991


                          The Undersigned Secretary of Delaware Group Tax-Free
Fund, Inc. does hereby certify that at the Board of Directors of the Fund at a meeting duly called and held on November 21, 1991 did adopt the following resolution amending Section 2 of Article VI of the Fund's by-laws:

                          RESOLVED, that Article VI,
                          Section 2 of the Fund's by-
                          laws be amended to read in its
                          entirely as follows:

                          Section 2.  The Chairman of
                          the Board shall be elected
                          from the membership of the
                          Board of Directors, but other
                          officers need not be members
                          of the Board of Directors.
                          Any two or more offices may be
                          held by the same person except
                          the offices of President and
                          Vice President.  All officers
                          of the Corporation shall serve
                          for one year and until their
                          successors shall have been
                          duly elected and shall have
                          qualified; provided, however,
                          that any officer may be
                          removed at any time, either
                          with our without cause, by
                          action by the Board of
                          Directors.

                          AND FURTHER RESOLVED, that the
                          appropriate officers of the
                          Fund are hereby authorized to
                          take such other steps as may
                          be necessary to implement the
                          aforesaid amendment.

                         IN WITNESS WHEREOF, I have hereto subscribed my name
this 21st day of November, 1991.

                         /s/George M. Chamberlain, Jr.
                         -----------------------------
                         George M. Chamberlain, Jr.

                       DELAWARE GROUP TAX-FREE FUND, INC.

                     CERTIFICATION OF AMENDMENT TO BY-LAWS

                        AMENDING SECTION 8 OF ARTICLE IV

                                 JULY 22, 1991


                          The Undersigned Secretary of Delaware Group Tax-Free
Fund, Inc. does hereby certify that at the Board of Directors of the Fund at a meeting duly called and held on July 22, 1991 did adopt the following resolution amending Section 8 of Article IV of the Fund's by-laws:

                          RESOLVED, that Article IV,
                          Section 8, be amended in its
                          entirely to read as follows:

                          Section 8.  The Board of
                          Directors may hold their
                          meetings and keep the books of
                          the Corporation outside of the
                          State of Maryland at such
                          place or places as it may from
                          time to time determine.

                          AND FURTHER RESOLVED, that the
                          Secretary of the Fund is
                          hereby authorized and directed
                          to include a certified copy of
                          this Amendment with the
                          corporate records of the Fund;
                          and further

                          RESOLVED, that the books and
                          records of the Fund shall be
                          maintained at the offices of
                          the Fund in the City of
                          Philadelphia.

                          IN WITNESS WHEREOF, I have hereto subscribed my
name this 22nd day of July, 1991.


/s/George M. Chamberlain, Jr.
-----------------------------
George M. Chamberlain, Jr.

                       DELAWARE GROUP TAX-FREE FUND, INC.

                     CERTIFICATION OF AMENDMENT TO BY-LAWS

                       AMENDING SECTION 2 OF ARTICLE III

                                JANUARY 17, 1991


                          The Undersigned Secretary of Delaware Group Tax-Free
Fund, Inc. does hereby certify that at the Board of Directors of the Fund at a meeting duly called and held on January 17, 1991 did adopt the following resolution amending Section 2 of ARTICLE III of the Fund's by-laws:

                          WHEREAS, the Board of
                          Directors of the Fund deems it
                          to be in the best interests of
                          the Fund to amend the By-Laws
                          of the Fund to provide that
                          holders of at least 10% of the
                          Fund's shares be permitted, at
                          the Fund's cost, to call a
                          special stockholders meeting
                          for any purpose, in order to
                          enable the Fund's shares to be
                          qualified and sold in the
                          State of California; and
                          therefore be it

                          RESOLVED, that the By-Laws of
                          the Fund are hereby amended by
                          inserting, as amended Section
                          2 of ARTICLE III, the
                          following:

                          Section 2.  Special meetings
                          of the stockholders may be
                          called at any time by the
                          Chairman, President or a
                          majority of the members of the
                          Board of Directors and shall
                          be called by the Secretary
                          upon the written request of
                          the holders of at least ten
                          percent of the shares of the
                          capital stock of the
                          Corporation issued and
                          outstanding and entitled to
                          vote at such meeting.  Upon
                          receipt of a written request
                          from such holders entitled to
                          call a special meeting, which
                          shall state the purpose of the
                          meeting and the matter
                          proposed to be acted on at it,
                          the Secretary shall issue
                          notice of such meeting. The
                          cost of preparing and mailing
                          the notice of a special
                          meeting of stockholders shall
                          be borne by the Corporation.
                          Special meetings of the
                          stockholders shall be held at
                          the principal office of the
                          Corporation, or at such other
                          place within or without the
                          State of Maryland as the Board
                          of Directors may from time to
                          time direct, or at such place
                          within or without the State of
                          Maryland as shall be specified
                          in the notice of such meeting.

                          IN WITNESS WHEREOF, I have hereto subscribed my
name this 17th day of January, 1991.



/s/George M. Chamberlain, Jr.
-----------------------------
George M. Chamberlain, Jr.

                       DELAWARE GROUP TAX FREE FUND, INC.

                     CERTIFICATION OF AMENDMENT TO BY-LAWS

           INSERTING A NEW ARTICLE VII AND RENUMBERING THE SUBSEQUENT
                                    ARTICLES

                               FEBRUARY 16, 1989


                                        The Undersigned Secretary of Delaware
Group Tax Free Fund, Inc. does hereby certify that the Board of Directors of the Fund at a meeting duly called and held on February 16, 1989 did adopt the following resolutions inserting a new Article VII and renumbering the subsequent articles of the Fund's by-laws:

                                        WHEREAS, the Board of Directors of the
Fund deems it to be in the best interests of the Fund to amend the By-Laws of the Fund to allow indemnification of officers and directors to the full extent provided by Maryland law;

                                        NOW THEREFORE, BE IT RESOLVED, that the
By-Laws of the Fund are hereby amended by renumbering ARTICLES VIII, IX, X, XI, XII AND XIII as ARTICLES IX, X, XI, XII, XIII AND XIV, and by inserting as
ARTICLE VII, the following:

"INDEMNIFICATION OF OFFICERS AND DIRECTORS

                                        Section 1. The Corporation shall
                                        indemnify each Officer and
                                        Director made party to a
                                        proceeding, by reason of
                                        service in such capacity, to
                                        the fullest extent, and in
                                        the manner provided, under
                                        Section 2-418 of the Maryland
                                        General Corporation Law: (i)
                                        unless it is proved that the
                                        person seeking
                                        indemnification did not meet
                                        the standard of conduct set
                                        forth in subsection (b) (1)
                                        of such section; and (ii)
                                        provided, that the
                                        Corporation shall not
                                        indemnify any Officer or
                                        Director for any liability to
                                        the Corporation or its
                                        security holders arising from
                                        the wilful misfeasance, bad
                                        faith, gross negligence or
                                        reckless disregard of the
                                        duties involved in the
                                        conduct of such person's
                                        office.

                                        Section 2.  The provisions of clause
                                        (i) of Section 1 herein
                                        notwithstanding, the
                                        Corporation shall indemnify
                                        each Officer and Director
                                        against reasonable expenses
                                        incurred in connection with
                                        the successful defense of any
                                        proceeding to which each
                                        such Officer or Director is
                                        a party by reason of service
                                        in such capacity.

                                        Section 3. The Corporation, in the
                                        manner and to the extent
                                        provided by applicable law,
                                        shall advance to each Officer
                                        and Director who is made
                                        party to a proceeding by
                                        reason of service in such
                                        capacity the reasonable
                                        expenses incurred by such
                                        person in connection
                                        therewith."

                                        IN WITNESS WHEREOF, I have hereto
subscribed my name this 16th day of February, 1989.



/s/George M. Chamberlain, Jr.
-----------------------------
George M. Chamberlain, Jr.
Secretary

                            DMC TAX FREE FUND, INC.

                     CERTIFICATION OF AMENDMENT TO BY-LAWS

                              ARTICLE 3, SECTION 2

                                  JUNE 16,1988


                          The Undersigned Secretary of DMC Tax-Free Fund, Inc.
does hereby certify that the Board of Directors of the Fund at a meeting duly called and held on June 16, 1988 did adopt the following resolution amending
Article 3, Section 2 of the Fund's by-laws:

                          RESOLVED, that Article III,
                          Section 2 of the By-laws of
                          the Fund be amended to read as
                          follows:

                          Section 2.  Special meetings
                          of the stockholders may be
                          called at any time by the
                          Chairman, President or a
                          majority of the members of the
                          Board of Directors and shall
                          be called by the Secretary
                          upon the written request of
                          the holders of at least
                          twenty-five percent of the
                          shares of the capital stock of
                          the Corporation issued and
                          outstanding and entitled to
                          vote at such meeting;
                          provided, if the matter
                          proposed to be acted on is
                          substantially the same as a
                          matter voted on at any special
                          meeting held during the
                          preceding twelve months, such
                          written request shall be made
                          by holders of at least a
                          majority of the capital stock
                          of the Corporation issued and
                          outstanding and entitled to
                          vote at such meetings. A
                          special meeting of the
                          stockholders shall also
                          be called by the Secretary
                          upon the written request of at
                          least ten percent of the
                          shares of the capital stock of
                          the Corporation issued and
                          outstanding and entitled to
                          vote at such meeting, for the
                          express purpose of voting upon
                          the question of removal of a
                          director or directors. Upon
                          receipt of a written request
                          from such holders entitled to
                          call a special meeting, which
                          shall state the purpose of the
                          meeting and the matter
                          proposed to be acted on at it,
                          the Secretary shall inform the
                          holders who made such request
                          of the reasonably estimated
                          cost of preparing and mailing
                          a notice of a meeting and upon
                          payment of such costs to the
                          Corporation the Secretary
                          shall issue notice of such
                          meeting. Special meetings of
                          the stockholders shall be held
                          at the principal office of the
                          Corporation, or at such other
                          place within or without the
                          State of Maryland as the Board
                          of Directors may from time to
                          time direct, or at such place
                          within or without the State of
                          Maryland as shall be specified
                          in the notice of such meeting.

                          IN WITNESS WHEREOF, I have hereto subscribed my
name this 16th day of June, 1988.



/s/George M. Chamberlain, Jr.
-----------------------------
George M. Chamberlain, Jr.
Secretary

                       DELAWARE GROUP TAX-FREE FUND, INC.

                     CERTIFICATION OF AMENDMENT TO BY-LAWS

                              ARTICLE 3, SECTION 1
                                      AND
                           ARTICLE 4, SECTION 2 AND 4

                                 JUNE 14, 1988


                                        The Undersigned Secretary of Delaware
Group Tax-Free Fund, Inc. does hereby certify that the Shareholders of the Fund at a meeting duly called and held on June 14, 1988 did adopt the following resolution amending Article 3, Section 1 and Article 4, Section 2 and 4 of the Fund's by-laws:

                                  ARTICLE III

                                        Section 1.  An annual meeting of the
                                        shareholders of the
                                        Corporation for the election
                                        of directors and for the
                                        transaction of general
                                        business shall not be
                                        required to be held in any
                                        year except that an annual
                                        meeting must be held in any
                                        year if any of the following
                                        items is required to be acted
                                        upon by shareholders under
                                        the Investment Company Act of
                                        1940; election of directors,
                                        approval of the investment
                                        advisory agreement,
                                        ratification of the selection
                                        of independent public
                                        accountants, or approval of a
                                        distribution agreement.  Any
                                        such meeting shall be held at
                                        the principal office of the
                                        Corporation, or at such other
                                        place within or without the
                                        State of Maryland as the
                                        Board of Directors may from
                                        time to time prescribe, on
                                        the third Tuesday in April at
                                        10:00 am. or at such other
                                        date and time as the Board of
                                        Directors may from time to
                                        time prescribe. A notice of
                                        any change in the place of
                                        the annual meeting shall be
                                        given to each shareholder not
                                        less than ten days before the
                                        election is held.

                                   ARTICLE IV

                                     * * *

                                        Section 2.  The directors shall be
                                        elected by the shareholders
                                        of the Corporation at an
                                        annual meeting, if held, or
                                        at a special meeting called
                                        for such purpose, and shall
                                        hold office until their successors
                                        shall be duly elected and qualified.

                                     * * *

                                        Section 4.  The Board of Directors
                                        shall have power to fill
                                        vacancies occurring on the
                                        Board, whether by death,
                                        resignation or otherwise. A
                                        vacancy on the Board of
                                        Directors resulting from any
                                        cause except an increase in
                                        the number of directors may
                                        be filled by a vote of the
                                        majority of the remaining
                                        members of the Board, though
                                        less than a quorum. A vacancy
                                        on the Board of Directors
                                        resulting from an increase in
                                        the number of directors may
                                        be filled by a majority of
                                        the entire Board of
                                        Directors. A director elected
                                        by the Board of Directors to
                                        fill a vacancy shall serve
                                        until the next annual
                                        meeting, whenever held, or
                                        special meeting called for
                                        that purpose, and until his
                                        successor is elected and
                                        qualifies.

                                        IN WITNESS WHEREOF, I have hereto
subscribed my name this 14th day of June, 1988.



/s/George M. Chamberlain, Jr.
-----------------------------
George M. Chamberlain, Jr.
Secretary

                        DMC TAX-FREE INCOME - USA, INC.

                                    BY-LAWS


                                   ARTICLE I
                                    OFFICES

                                        Section 1.  The principal office of the
Corporation shall be in the City of Baltimore, State of Maryland. The Corporation shall also have offices at such other places as the Board of Directors may from time to time determine or the business of the Corporation may require.


                                   ARTICLE II
                      STOCKHOLDERS AND STOCK CERTIFICATES

                                        Section 1.  Every stockholder of record
shall be entitled to a stock certificate representing the shares owned by him. Stock certificates shall be in such form as may be required by law and as the Board of Directors shall prescribe. Every stock certificate shall be signed by the Chairman or the President or a Vice President and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, and sealed with the corporate seal, which may be a facsimile, either engraved or printed. Stock certificates may bear the facsimile signatures of the officers authorized to sign such certificates.

                                        Section 2.  Shares of the capital stock
of the Corporation shall be transferable only on the books of the Corporation by the person in whose name such shares are registered, or by his duly authorized attorney or representative. In all cases of transfer by an attorney-in-fact, the original power of attorney, or an official copy thereof duly certified, shall be deposited and remain with the Corporation or its duly authorized transfer agent. In case of transfers by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited and remain with the Corporation or its duly authorized transfer agent. No transfer shall be made unless and until the certificate issued to the transferor shall be delivered to the Corporation or its duly authorized transfer agent, properly endorsed.

                                        Section 3.  Any person desiring a
certificate for shares of the capital stock of the Corporation to be issued in lieu of one lost or destroyed shall make an affidavit or affirmation setting forth the loss or destruction of such stock certificate, and shall advertise such loss or destruction in such manner as the Board of Directors may require, and shall, if the Board of Directors shall so require, give the Corporation a bond or indemnity, in such form and with such security as may be satisfactory to the Board, indemnifying the Corporation against any loss that may result upon the issuance of a new stock certificate. Upon receipt of such affidavit and proof of publication of the advertisement of such loss or destruction, and the bond, if any, required by the Board of Directors, a new stock certificate may be issued of the same tenor and for the number of shares as the one alleged to have been lost or destroyed.

                                        Section 4.  The Corporation shall be
entitled to treat the holder of record of any share or shares of its capital stock as the owner thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not the Corporation shall have express or other notice thereof.


                                  ARTICLE III
                            MEETINGS OF STOCKHOLDERS

                                        Section 1.  The annual meeting of the
stockholders of the Corporation for the election of Directors and for the transaction of general business shall be held at the principal office of the Corporation, or at such other place within or without the State of Maryland as the Board of Directors may from time to time prescribe, on the third Tuesday in April at 10:00 a.m. in each year after the year 1985, unless that day shall be duly designated as a legal holiday, in which event the annual meeting of the stockholders shall be held on the first day following which is not a legal holiday. A notice of any change in the place of the annual meeting shall be given to each stockholder not less than ten days before the election is held.

                                        Section 2.  Special meetings of the
stockholders may be called at any time by the Chairman, President or a majority of the members of the Board of Directors and shall be called by the Secretary upon "the written request of the holders of at least twenty-five percent of the shares of the capital stock of the Corporation issued and outstanding and entitled to vote at such meeting; provided, if the matter proposed to be acted on is substantially the same as a matter voted on at any special meeting held during the preceding twelve months, such written request shall be made by holders of at least a majority of the capital stock of the Corporation issued and outstanding and entitled to vote at such meetings. Upon receipt of a written request from such holders entitled to call a special meeting, which shall state the purpose of the meeting and the matter proposed to be acted on at it, the Secretary shall inform the holders who made such request of the reasonably estimated cost of preparing and mailing a notice of a meeting and upon payment of such costs to the Corporation the Secretary shall issue notice of such meeting. Special meetings of the stockholders shall be held at the principal office of the Corporation, or at such other place within or without the State of Maryland as the Board of Directors may from time to time direct, or at such place within or without the State of Maryland as shall be specified in the notice of such meeting.

                                        Section 3.  Notice of the time and
place of the annual or any special meeting of the stockholders shall be given to each stockholder entitled to notice of such meeting not less than ten days nor more than ninety days prior to the date of such meeting. In the case of special meetings of the stockholders, the notice shall specify the object or objects of such meeting, and no business shall be transacted at such meeting other than that mentioned in the call.

                                        Section 4.  The Board of Directors may
close the stock transfer books of the Corporation for a period not exceeding twenty days preceding the date of any meeting of stockholders, or the date for payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or for a period of not exceeding twenty days in connection with the obtaining of the consent of stockholders for any purpose; provided, however, that in lieu of closing the stock transfer books as aforesaid, the Board of Directors may fix in advance a date, not exceeding ninety days preceding the date of any meeting of stockholders, or the date for payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining such consent, as a record date for the determination of the stockholders entitled to notice of, and to vote at any such meeting and any adjournment thereof, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock or to give such consent, and in such case such stockholders and only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting and any adjournment thereof, or to receive payment of such dividend or to receive such allotment of rights or to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid.

                                        Section 5.  At all meetings of the
stockholders a quorum shall consist of the holders of a majority of the outstanding shares of the capital stock of the Corporation entitled to vote at such meeting. In the absence of a quorum no business shall be transacted except that the stockholders present in person or by proxy and entitled to vote at such meeting shall have power to adjourn the meeting from time to time to a date not more than one hundred twenty days after the original record date without further notice other than announcement-at the meeting. At any such adjourned meeting at which a quorum shall be present any business may be transacted which might have been transacted at the meeting on the date specified in the original notice. If a quorum is present at any meeting, the holders of a majority of the shares of capital stock of the Corporation issued and outstanding and entitled to vote at the meeting who shall be present in person or by proxy at such meeting shall have power to approve any matter properly before the meeting, except a plurality of all votes cast at a meeting at which a quorum is present shall be sufficient for the election of a director. The holders of such majority shall also have power to adjourn the meeting to any specific time or times, and no notice of any such adjourned meeting need be given to stockholders absent or otherwise.

                                        Section 6.  At all meetings of the
stockholders the following order of business shall be substantially observed, as far as it is consistent with the purpose of the meeting:

                                        Election of Directors;
                                        Ratification of Selection of Auditors;
                                        New business.

                                        Section 7.  At any meeting of the
stockholders of the Corporation every stockholder having the right to vote shall be entitled, in person or by proxy appointed by an instrument in writing subscribed by such stockholder and bearing a date not more than eleven months prior to said meeting unless such instrument provides for a longer period, to one vote for each share of stock having voting power registered in his name on the books of the Corporation.


                                   ARTICLE IV
                                   DIRECTORS

                                        Section 1.  The Board of Directors
shall consist of not less than three nor more than twelve members. The Board of Directors may by a vote of the entire board increase or decrease the number of directors without a vote of the stockholders; provided, that any such decrease shall not affect the tenure of office of any director. Directors need not hold any shares of the capital stock of the Corporation.

                                        Section 2.  The directors shall be
elected annually by the stockholders of the Corporation at their annual meeting, and shall hold office for the term of one year and until their successors shall be duly elected and shall qualify.

                                        Section 3.  The Board of Directors
shall have the control and management of the business of the Corporation, and in addition to the powers and authority by these By-Laws expressly conferred upon them, may exercise, subject to the provisions of the laws of the State of Maryland and of the Articles of Incorporation of the Corporation, all such powers of the Corporation and do all such acts and things as are not required by law or by the Articles of Incorporation to be exercised or done by the stockholders.

                                        Section 4.  The Board of Directors
shall have power to fill vacancies occurring on the Board, whether by death, resignation or otherwise. A vacancy on the Board of Directors resulting from any cause except an increase in the number of directors may be filled by a vote of the majority of the remaining members of the Board, though less than a quorum. A vacancy on the Board of Directors resulting from an increase in the number of directors may be filled by a majority of the entire Board of Directors. A director elected by the Board of Directors to fill a vacancy shall serve until the next annual meeting of stockholders and until his successor is elected and qualifies. If less than a majority of the directors in office shall have been elected by the stockholders, a meeting of the stockholders shall be called as required under the Investment Company Act of 1940, as amended.

                                        Section 5.  The Board of Directors
shall have power to appoint, and at its discretion to remove or suspend, any officers, managers, superintendents, subordinates, assistants, clerks, agents and employees, permanently or temporarily, as the Board may think fit, and to determine their duties and to fix, and from time to time to change, their salaries or emoluments, and to require security in such instances and in such amounts as it may deem proper.

                                        Section 6.  In case of the absence of
an officer of the Corporation, or for any other reason which may seem sufficient to the Board of Directors, the Board may delegate his powers and duties for the time being to any other officer of the Corporation or to any director.

                                        Section 7.  The Board of Directors may,
by resolution or resolutions passed by a majority of the whole Board, designate one or more committees, each committee to consist of two or more of the directors of the Corporation which, to the extent provided in such resolution or resolutions and by applicable law, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. Any such committee shall keep regular minutes of its proceedings, and shall report the same to the Board when required.

                                        Section 8.  The Board of Directors may
hold their meetings and keep the books of the Corporation, except the original or a duplicate stock ledger and the original or a certified copy of these By-Laws, outside of the State of Maryland, at such place or places as they may from time to time determine.

                                        Section 9.  The Board of Directors
shall have power to fix, and from time to time to change the compensation, if any, of the directors of the Corporation.

                                        Section 10.  Upon retirement of a
Director, the Board may elect him or her to the position of Director Emeritus. Said Director Emeritus shall serve for one year and may be re-elected by the Board from year to year thereafter. Said Director Emeritus shall not vote at meetings of Directors and shall not be held responsible for actions of the Board but shall receive fees paid to Board members for serving as such.

                                   ARTICLE V
                               DIRECTORS MEETINGS

                                        Section 1.  The first regular meeting
of the Board of Directors shall be held each year within seven business days following the annual meeting of stockholders at which the Directors are elected. Regular meetings of the Board of Directors shall also be held without notice at such times and places as may be from time to time prescribed by the Board.

                                        Section 2.  Special meetings of the
Board of Directors may be called at any time by the Chairman, and shall be called by the Chairman upon the written request of a majority of the members of the Board of Directors. Unless notice is waived by all the members of the Board of Directors, notice of any special meeting shall be given to each director at least twenty-four hours prior to the date of such meeting, and such notice shall provide the time and place of such special meeting.

                                        Section 3.  One-third of the entire
Board of Directors shall constitute a quorum for the transaction of business at any meeting; except that if the number of directors on the Board is less than six, two members shall constitute a quorum for the transaction of business at any meeting. The act of a majority of the directors present at any meeting where there is a quorum shall be the act of the Board of Directors except as may be otherwise

                                        Section 4.  The order of business at
meetings of the Board of Directors shall be prescribed from time to time by the Board.
                                   ARTICLE VI
                              OFFICERS AND AGENTS

                                        Section 1.  At the first meeting of the
Board of Directors after the election of Directors in each year, the Board shall elect a Chairman, a President and Chief Executive Officer, one or more Vice Presidents, a Secretary and a Treasurer and may elect or appoint one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers and agents as the Board may deem necessary and as the business of the Corporation may require.

                                        Section 2.  The Chairman of the Board
and the President shall be elected from the membership of the Board of Directors, but other officers need not be members of the Board of Directors. Any two or more offices may be held by the same person except the offices of President and Vice President. All officers of the Corporation shall serve for one year and until their successors shall have been duly elected and shall have qualified; provided, however, that any officer may be removed at any time, either with or without cause, by action by the Board of Directors.


                                  ARTICLE VII
                               DUTIES OF OFFICERS
                             CHAIRMAN OF THE BOARD

                                        Section 1.  The Chairman of the Board
shall preside at all meetings of the stockholders and the Board of Directors and shall be a member ex officio of all standing committees. He shall have those duties and responsibilities as shall be assigned to him by the Board of Directors. In the absence, resignation, disability or death of the President, the Chairman shall exercise all the powers and perform all the duties of the President until his return, or until such disability shall be removed or until a new President shall have been elected.


                                   PRESIDENT

                                        Section 2.  The President shall be the
Chief Executive Officer and head of the Corporation, and in the recess of the Board of Directors shall have the general control and management of its business and affairs, subject, however to the regulations of the Board of Directors.

                                        The President shall, in the absence
of the Chairman, preside at all meetings of the stockholders and the Board of Directors. In the event of the absence, resignation, disability or death of the Chairman, the President shall exercise all powers and perform all duties of the Chairman until his return, or until such disability shall have been removed or until a new Chairman shall have been elected.


                                VICE PRESIDENTS

                                        Section 3.  The Executive Vice
President, and the Vice Presidents, shall have those duties and responsibilities as shall be assigned to them by the Chairman or the President. In the event of the absence, resignation, disability or death of the Chairman and President, the Executive Vice President shall exercise all the powers and perform all the duties of the President until his return, or until such disability shall be removed or until a new President shall have been elected.


                    THE SECRETARY AND ASSISTANT SECRETARIES

                                        Section 4.  The Secretary shall attend
all meetings of the stockholders and shall record all the proceedings thereof in a book to be kept for that purpose, and he shall be the custodian of the corporate seal of the Corporation. In the absence of the Secretary, an Assistant Secretary or any other person appointed or elected by the Board of Directors, as is elsewhere in these Bylaws provided, may exercise the rights and perform the duties of the Secretary.

                                        Section 5.  The Assistant Secretary,
or, if there be more than one Assistant Secretary, then the Assistant Secretaries in the order of their seniority, shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the secretary. Any Assistant Secretary elected by the Board shall also perform such other duties and exercise such other powers as the Board of Directors shall from time to time prescribe.


                     THE TREASURER AND ASSISTANT TREASURERS

                                        Section 6.  The Treasurer shall keep
full and correct accounts of the receipts and expenditures of the Corporation in books belonging to the Corporation, and shall deposit all monies and valuable effects in the name and to the credit of the Corporation and in such depositories as may be designated by the Board of Directors, and shall, if the Board shall so direct, give bond with sufficient security and in such amount as may be required by the Board of Directors for the faithful performance of his duties.

                                        He shall disburse funds of the
Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and Board of Directors at the regular meetings of the Board, or whenever they may require it, an account of all his transactions as the chief fiscal officer of the Corporation and of the financial condition of the Corporation, and shall present each year before the annual meeting of the stockholders a full financial report of the preceding fiscal year.

                                        Section 7.  The Assistant Treasurer,
or, if there be more than one Assistant Treasurer, then the Assistant Treasurers in the order of their seniority, shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer. Any Assistant Treasurer elected by the board shall also perform such duties and exercise such powers as the Board of Directors shall from time to time prescribe.


                                  ARTICLE VIII
                          CHECKS, DRAFTS, NOTES, ETC.

                                       Section 1.  All checks shall bear the
signature of such person or persons as the Board of Directors may from time to time direct.

                                        Section 2. All notes and other similar
obligations and acceptances of drafts by the Corporation shall be signed by such person or persons as the Board of Directors may from time to time direct.

                                        Section 3.  Any officer of the
Corporation or any other employee, as the Board of Directors may from time to time direct, shall have full power to endorse for deposit all checks and all negotiable paper drawn payable to his or their order or to the order of the Corporation.


                                   ARTICLE IX
                                 CORPORATE SEAL

                                        Section 1.  The corporate seal of the
Corporation shall have inscribed thereon the name of the Corporation, the year of its organization, and the words "Corporate Seal, Maryland." Such seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

                                   ARTICLE X
                                   DIVIDENDS

                                        Section 1.  Dividends upon the shares
of the capital stock of the Corporation may, subject to the provisions of the Articles of Incorporation of the Corporation, if any, be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock of the Corporation.

                                        Section 2.  Before payment of any
dividend there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors may, from time to time, in their absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Board of Directors shall deem to be for the best interests of the Corporation, and the Board of Directors may abolish any such reserve in the manner in which it was created.


                                   ARTICLE XI
                                  FISCAL YEAR

                                        Section 1.  The fiscal year of the
Corporation shall begin on September 1 of each year, and end on August 31 of each year.


                                  ARTICLE XII
                                    NOTICES

                                        Section 1.  Whenever under the
provisions of these By-Laws notice is required to be given to any director or stockholder, such notice is deemed given when it is personally delivered, left at the residence or usual place of business of the director or stockholder, or mailed to such director or stockholder at such address as shall appear on the books of the Corporation and such notice, if mailed, shall be deemed to be given at the time it shall be so deposited in the United States mail postage prepaid. In the case of directors, such notice may also be given orally by telephone or by telegraph or cable.

                                        Section 2.  Any notice required to be
given under these ByLaws may be waived in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein.

                                  ARTICLE XIII
                                   AMENDMENTS

                                        Section 1.  These By-Laws may be
amended, altered or repealed by the affirmative vote of the holders of a majority of the shares of capital stock of the Corporation issued and outstanding and entitled to vote thereon, or by a majority of the Board of Directors, as the case may be.

                              AMENDMENT TO BY-LAWS

                         DMC TAX-FREE INCOME-USA, INC.



                                        At the meeting of the Board of
Directors held September 20, 1984 the following Resolutions amending the By-Laws were adopted:

                                        RESOLVED, that Article VI, Section 1 be
                                        amended as of September 30,
                                        1984 to read as follows:

                                        Section 1.  At the first meeting of the
                                        Board of Directors after the
                                        election of Directors in each
                                        year the Board shall elect a
                                        Chairman, a President and
                                        Chief Executive Officer, one
                                        or more Vice Presidents, a
                                        Secretary and a Treasurer,
                                        and may elect or appoint one
                                        or more Assistant
                                        Secretaries, one or more
                                        Assistant Treasurers, and
                                        such other officers and
                                        agents as the Board may deem
                                        necessary and as the business
                                        of the Corporation may
                                        require.

                                        RESOLVED, that Article VII, Section 1
                                        be amended as of September
                                        30, 1984 to read as follows:

                                        Section 1.  The Chairman of the Board
                                        shall preside at all meetings
                                        of the stockholders and the
                                        Board of Directors and shall
                                        be a member ex-officio of all
                                        standing committees.  He
                                        shall have those duties and
                                        responsibilities as shall be
                                        assigned to him by the Board
                                        of Directors.  In the
                                        absence, resignation,
                                        disability or death of the
                                        President, the Chairman shall
                                        exercise all the powers and
                                        perform all the duties of the
                                        President until his return,
                                        or until such disability
                                        shall be moved or until a new
                                        President shall have been
                                        elected.

                                        FURTHER RESOLVED, that Article VII,
                                        Section 3 be amended as of
                                        September 30, 1984 to read as
                                        follows:

                                        Section 3.  The President shall be the
                                        Chief Executive Officer and
                                        head of the Corporation, and
                                        in the recess of the Board of
                                        Directors shall have the
                                        general control
                                        and management of its business and
                                        affairs, subject, however, to
                                        the regulations of the Board
                                        of Directors.

                                        The President shall, in the absence of
                                        the Chairman, preside at all
                                        meetings of the stockholders
                                        and the Board of Directors.
                                        In the event of the absence,
                                        resignation, disability or
                                        death of the Chairman, the
                                        President shall exercise all
                                        powers and perform all duties
                                        of the Chairman until his
                                        return, or until such
                                        disability shall have been
                                        removed or until a new
                                        chairman shall have been
                                        elected.

                                        FURTHER RESOLVED, that Article VII,
                                        Section 4 be amended as of
                                        September 30, 1984 to read as
                                        follows:

                                        Section 4.  The Executive Vice
                                        President, and the Vice
                                        Presidents, shall have those
                                        duties and responsibilities
                                        as shall be assigned to them
                                        by the Chairman or the
                                        President.  In the event of
                                        the absence, resignation,
                                        disability or death of the
                                        Chairman and President, the
                                        Executive Vice President
                                        shall exercise all the powers
                                        and perform all the duties of
                                        the President until his
                                        return, or until such
                                        disability shall be removed
                                        or until a new President
                                        shall have been elected.

                                        I, Donald M. Allen, Secretary of DMC
Tax-Free Income-USA, Inc., do hereby certify that the foregoing is a true and correct copy of the Resolutions adopted by the Board of Directors at their meeting held September 20, 1984.



/s/Donald M. Allen
------------------
Donald M. Allen

                          DMC TAX-FREE BOND FUND, INC.

                                    BY-LAWS


                                   ARTICLE I
                                    OFFICES

                                        Section 1.  The principal office of the
Corporation shall be in the City of Baltimore, State of Maryland. The Corporation shall also have offices at such other places as the Board of Directors may from time to time determine and the business of the Corporation may require.


                                   ARTICLE II
                      STOCKHOLDERS AND STOCK CERTIFICATES

                                        Section 1.  Every stockholder of record
shall be entitled to a stock certificate representing the shares owned by him. Stock certificates shall be in such form as may be required by law and as the Board of Directors shall prescribe. Every stock certificate shall be signed by the Chairman or the President or a Vice President and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, and sealed with the corporate seal, which may be a facsimile, either engraved or printed. Whenever permitted by law, the Board of Directors may authorize the issuance of stock certificates bearing the facsimile signatures of the officers authorized to sign such certificates.

                                        Section 2.  Shares of the capital stock
of the Corporation shall be transferable only on the books of the Corporation by the person in whose name such shares are registered, or by his duly authorized attorney or representative. In all cases of transfer by an attorney, the original letter of attorney, or an official copy thereof duly certified, shall be deposited and remain with the Corporation or its duly authorized transfer agent. In case of transfers by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited and remain with the Corporation or its duly authorized transfer agent. No transfer shall be made unless and until the certificate issued to the transferor shall be delivered to the Corporation or its duly authorized transfer agent, properly endorsed.

                                        Section 3.  Any person desiring a
certificate for shares of the capital stock of the Corporation to be issued in lieu of one lost or destroyed shall make an affidavit or affirmation setting forth the loss or destruction of such stock certificate, and shall advertise such loss or destruction in such manner as the Board of Directors may require, and shall, if the Board of Directors shall so require, give the Corporation a bond of indemnity, in such form and with such security as may be satisfactory to the Board, indemnifying the Corporation against any loss that may result upon the issuance of a new stock certificate. Upon receipt of such affidavit and proof of publication of the advertisement of such loss or destruction, and the bond, if any, required by the Board of Directors, a new stock certificate may be issued of the same tenor and for the number of shares as the one alleged to have been lost or destroyed.

                                        Section 4.  The Corporation shall be
entitled to treat the holder of record of any share or shares of its capital stock as the owner thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not the Corporation shall have express or other notice thereof, except as otherwise provided by the laws of the State of Maryland.


                                  ARTICLE III
                            MEETINGS OF STOCKHOLDERS

                                        Section 1.  The annual meeting of the
stockholders of the Corporation for the election of Directors and for the transaction of general business shall be held at the principal office of the Corporation, or at such other place within or without the State of Maryland as the Board of Directors may from time to time prescribe, on the third Tuesday in April at 10:00 a.m. in each year after the year 1983, unless that day shall be duly designated as a legal holiday, in which event the annual meeting of the stockholders shall be held on the first day following which is not a legal holiday. The place of the annual meeting of the stockholders of the Corporation shall be changed within sixty days next before the day on which such meeting is to be held. A notice of any change in the place of the annual meeting shall be given to each stockholder twenty days before the election is held.

                                        Section 2.  Special meetings of the
stockholders may be called at any time by the Chairman and shall be called at any time by the Chairman, or by the Secretary, upon the written request of a majority of the members of the Board of Directors, or upon the written request of the holders of a majority of the shares of the capital stock of the Corporation issued and outstanding and entitled to vote at such meeting. Upon receipt of a written request from any person or persons entitled to call a special meeting, which shall state the object of the meeting, it shall be the duty of the Chairman, or, in his absence, the

Secretary, to call such meeting to be held not less than ten days nor more than sixty days after the receipt of such request. Special meetings of the stockholders shall be held at the principal office of the Corporation, or at such other place within or without the State of Maryland as the Board of Directors may from time to time direct, or at such place within or without the State of Maryland as shall be specified in the notice of such meeting.

                                        Section 3.  Notice of the time and
place of the annual or any special meeting of the stockholders shall be given to each stockholder entitled to notice of such meeting at least ten days prior to the date of such meeting. In the case of special meetings of the stockholders, the notice shall specify the object or objects of such meeting, and no business shall be transacted at such meeting other than that mentioned in the call.

                                        Section 4.  The Board of Directors may
close the stock transfer books of the Corporation for a period not exceeding sixty days preceding the date of any meeting of stockholders, or the date for payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or for a period of not exceeding sixty days in connection with the obtaining of the consent of stockholders for any purpose; provided, however, that in lieu of closing the stock transfer books as aforesaid, the Board of Directors may fix in advance a date, not exceeding sixty days preceding the date of any meeting of stockholders, or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining such consent, as a record date for the determination of the stockholders entitled to notice of, and to vote any such meeting and any adjournment thereof, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock or to give such consent, and in such case such stockholders and only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting and any adjournment thereof, or to receive payment of such dividend or to receive such allotment of rights or to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid.

                                        Section 5.  At least ten days before
every election of directors of the Corporation, the Secretary shall prepare and file in the office where the election is to be held a complete list of the stockholders entitled to vote at the ensuing election, arranged in alphabetical order, with the residence of each stockholder and the number of voting shares held by him, and such list shall at all times, during the usual hours for business and during the whole time of said election, be open to the examination of any stockholder.

                                        Section 6.  At all meetings of the
stockholders a quorum shall consist of the persons representing a majority of the outstanding shares of the capital stock of the Corporation entitled to vote at such meeting. In the absence of a quorum no business shall be transacted except that the stockholders present in person or by proxy and entitled to vote at such meeting shall have power to adjourn the meeting from time to time without notice other than announcement at the meeting until a quorum shall be present. At any such adjourned meeting at which a quorum shall be present any business may be transacted which might have been transacted at the meeting on the date specified in the original notice. If a quorum is present at any meeting, the holder of the majority of the shares of capital stock of the Corporation issued and outstanding and entitled to vote at the meeting who shall be present in person or by proxy at the meeting shall have power to act upon all matters properly before the meeting, and shall also have power to adjourn the meeting to any specific time or times, and no notice of any such adjourned meeting need be given to stockholders absent or otherwise.

                                        Section 7.  At all meetings of the
stockholders the following order of business shall be substantially observed, as far as it is consistent with the purpose of the meeting:

                                        Election of Directors;
                                        Ratification of Selection of Auditors;
                                        New Business.

                                        Section 8.  At any meeting of the
stockholders of the Corporation every stockholder having the right to vote shall be entitled, in person or by proxy appointed by an instrument in writing subscribed by such stockholder and bearing a date not more than three years prior to said meeting unless such instrument provides for a longer period, to one vote for each share of stock having voting power registered in his name on the books of the Corporation. Except where the transfer books of the Corporation shall have been closed, or a date shall have been fixed as a record date for the determination of the stockholders entitled to vote at such meeting, no share of stock shall be voted on at any election of the Directors which shall have been transferred on the books of the Corporation with twenty days next preceding such election of Directors.

                                   ARTICLE IV
                                   DIRECTORS

                                        Section 1.  The Board of Directors
shall consist of not less than three nor more than twelve members, who may be any persons, whether or not they hold any shares of the capital stock of the Corporation.

                                        Section 2.  The directors shall be
elected annually by the stockholders of the Corporation at their annual meeting, and shall hold office for the term of one year and until their successors shall be duly elected and shall qualify.

                                        Section 3.  The Board of Directors
shall have the control and management of the business of the Corporation, and in addition to the powers and authority by these By-Laws expressly conferred upon them, may subject to the provisions of the laws of the State of Maryland and of the Certificate of Incorporation of the Corporation, exercise all such powers of the Corporation and do all such acts and things as are not required by law or by the Certificate of Incorporation to be exercised or done by the stockholders.

                                        Section 4.  The Board of Directors
shall have power to fill vacancies occurring on the Board, whether by death, resignation or otherwise. A vacancy on the Board of Directors may be filled by a vote of the majority of the remaining members of the Board, though less than a quorum, but such election shall be deemed to be only for the balance of the unexpired term.

                                        Section 5.  The Board of Directors
shall have power to appoint, and at its discretion to remove or suspend, any officer, officers, manager, superintendents, subordinates, assistants, clerks, agents and employees, permanently or temporarily, as the Board may think fit, and to determine their duties and to fix, and from time to time to change, their salaries or emolument, and to require security in such instances and in such amounts as it may deem proper. No contract of employment for services to be rendered to the Corporation shall be of longer duration than two weeks, unless such contract of employment shall be in writing, signed by the officers of the Corporation and approved by the Board of Directors.

                                        Section 6.  In case of the absence of
an officer of the Corporation, or for any other reason which may seem sufficient to the Board of Directors, the Board may delegate his powers and duties for the time being to any other office of the Corporation or to any director.

                                        Section 7.  The Board of Directors may,
by resolution or resolutions passed by a majority of the whole

Board, designate one or more committees, each committee to consist of two or more of the directors of the Corporation which, to the extent provided in such resolution or resolutions, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation, and may have power to authorize the seal of the Corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. Any such committee shall keep regular minutes of its proceedings, and shall report the same to the Board when required.

                                        Section 8.  The Board of Directors may
hold their meetings and keep the books of the Corporation, except the original or duplicate stock ledger, outside of the State of Maryland, at such place or places as they may from time to time determine.

                                        Section 9.  The Board of Directors
shall have power to fix, and from time to time to change the compensation if any, of the directors of the Corporation.

                                        Section 10.  Upon the retirement of a
Director, the Board may elect him or her to the position of Director Emeritus. Said Director Emeritus shall serve for one year and may be re-elected by the Board from year to year thereafter. Said Director Emeritus shall not vote at meetings of Directors and shall not be held responsible for actions of the Board but shall receive fees paid to Board members for serving as such.


                                   ARTICLE V
                               DIRECTORS MEETINGS

                                        Section 1.  The first regular meeting
of the Board of Directors shall be held each year within seven business days following the annual meeting of stockholders at which the Directors are elected. Regular meetings of the Board of Directors shall also be held without notice at such times and places as may be from time to time prescribed by the Board.

                                        Section 2.  Special meetings of the
Board of Directors may be called at any time by the Chairman, and shall be called by the Chairman upon the written request of a majority of the members of the Board of Directors. Unless notice is waived by all the members of the Board of Directors, notice of any special meeting shall be sent to each director at least twenty-for hours prior to the date of such meeting, and such notice shall state the time, place and object or objects of such special meeting.

                                        Section 3.  Three members of the Board
of Directors shall constitute a quorum, except that if the number of Directors on the Board is less than five, two members shall constitute a quorum for the transaction of business at any meeting. The act of a majority of the directors present at any meeting where there is a quorum shall be the act of the Board of Directors except as may be otherwise specifically provided by statute or by the Certificate of Incorporation or by these By-Laws.

                                        Section 4.  The order of business at
meetings of the Board of Directors shall be prescribed from time to time by the Board.


                                   ARTICLE VI
                              OFFICERS AND AGENTS

                                        Section 1.  At the first meeting of the
Board of Directors after the election of directors in each year, the Board shall elect a Chairman and Chief Executive Officer, a President, a Secretary and a Treasurer and may elect or appoint one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers and agents as the Board may deem necessary and as the business of the Corporation may require.

                                        Section 2.  The President and the
Chairman of the Board shall be elected from the membership of the Board of Directors, but other officers need not be members of the Board of Directors. Any two or more offices may be held by the same person except the offices of President and Vice President. All officers of the Corporation shall serve for one year and until their successors shall have been duly elected and shall have qualified; provided, however, that any officer may be removed at any time, either with or without cause, by action by the Board of Directors.


                                  ARTICLE VII
                               DUTIES OF OFFICERS
                             CHAIRMAN OF THE BOARD

                                        Section 1.  The Chairman of the Board
shall be the Chief Executive Officer and head of the Corporation, and in the recess of the Board of Directors shall have the general control and management of its business and affairs, subject, however, to the regulations of the Board of Directors. He shall preside at all meetings of the stockholders and the Board of Directors and shall be a member ex officio of all standing committees.

                                        Section 2.  The Chairman shall call all
special or other meetings of the stockholders and Board of Directors.

                                        In case the Chairman shall at any time
neglect or refuse to call a special meeting of the stockholders when requested so to do by a majority of the directors, or by the stockholders representing a majority of the stock of the Corporation, as is elsewhere in these By-Laws provided, then and in such case, such special meeting shall be called by the Secretary, or in the event of his neglect or refusal to call such meeting, may be called by a majority of the directors or by the stockholders representing a majority of the stock of the corporation, who desire such special meeting, as the case may be, upon notice as hereinbefore provided.


                                   PRESIDENT

                                        Section 3.  The President shall have
those duties and responsibilities as shall be assigned to him by the Chairman or the Board of Directors, and those not specifically reserved to the Chairman by law or by the Board of Directors.

                                        The President shall, in the absence of
the Chairman, preside at all meetings of the stockholders and the Board of Directors. In the event of the absence, resignation, disability or death of the chairman, the President shall exercise all powers and perform all duties of the Chairman until his return, or until such disability shall have been removed or until a new Chairman shall have been elected.


                                VICE PRESIDENTS

                                        Section 4.  The Executive Vice
President, and the Vice Presidents, shall have those duties and responsibilities as shall be assigned to them by the Chairman or the President. In the event of the absence, resignation, disability or death of the President, the Executive Vice President shall exercise all the powers and perform all the duties of the President until his return, or until such disability shall be removed or until a new President shall have been elected.


                    THE SECRETARY AND ASSISTANT SECRETARIES

                                        Section 5.  The Secretary shall attend
all meetings of the stockholders and shall record all the proceedings thereof in a book to be kept for that purpose, and he shall be the custodian of the corporate seal of the Corporation. In the absence of the Secretary, an Assistant

Secretary or any other person appointed or elected by the Board of Directors, as is elsewhere in these By-laws provided, may exercise the rights and perform the duties of the Secretary.

                                        Section 6.  The Assistant Secretary,
or, if there be more than one Assistant Secretary, then the Assistant Secretaries in the order of their seniority, shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the secretary. Any Assistant Secretary elected by the Board shall also perform such other duties and exercise such other powers as the Board of Directors shall from time to time prescribe.


                     THE TREASURER AND ASSISTANT TREASURERS

                                        Section 7.  The Treasurer shall keep
full and correct accounts of the receipts and expenditures of the Corporation in books belonging to the Corporation, and shall deposit all monies and valuable effects in the name and to the credit of the Corporation and in such depositories as may be designated by the Board of Directors, and shall, if the Board shall so direct, give bond with sufficient security and in such amount as may be required by the Board of Directors for the faithful performance of his duties.

                                        He shall disburse funds of the
Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and Board of Directors at the regular meetings of the Board, or whenever they may require it, an account of all his transactions as the chief fiscal officer of the Corporation and of the financial condition of the Corporation, and shall present each year before the annual meeting of the stockholders a full financial report of the preceding fiscal year.

                                        Section 8.  The Assistant Treasurer,
or, if there be more than one Assistant Treasurer, then the Assistant Treasurers in the order of their seniority, shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer. Any Assistant Treasurer elected by the board shall also perform such duties and exercise the powers of the Treasurer. Any Assistant Treasurer elected by the board shall perform such duties and exercise such powers as the Board of Directors shall from time to time prescribe.


                                  ARTICLE VIII
                          CHECKS, DRAFTS, NOTES, ETC.

                                        Section 1.  All checks shall bear the
signature of such person or persons as the Board of Directors may from time to time direct.

                                        Section 2.  All notes and other similar
obligations and acceptances of drafts by the Corporation shall be signed by such person or persons as the Board of Directors may from time to time direct.

                                        Section 3.  Any officer of the
Corporation or any other employee, as the Board of Directors may from time to time direct, shall have full power to endorse for deposit all checks and all negotiable paper drawn payable to his or their order or to the order of the Corporation.


                                   ARTICLE IX
                                 CORPORATE SEAL

                                        Section 1.  The Corporate seal of the
Corporation shall have inscribed thereon the name of the Corporation, the year of its organization, and the words "Corporate Seal, Maryland". Such seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

                                        Section 2.  Before payment of any
dividend there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors may, from time to time, in their absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Board of Directors shall deem to be for the best interests of the Corporation, and the Board of Directors may abolish any such reserve in the manner in which it was created.


                                   ARTICLE X
                                   DIVIDENDS

                                        Section 1.  Dividends upon the shares
of the capital stock of the Corporation may, subject to the provisions of the Certificate of Incorporation of the Corporation, if any, be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock of the Corporation.


                                   ARTICLE XI
                                  FISCAL YEAR

                                        Section 1.  The fiscal year of the
Corporation shall begin on September 1 of each year, and end on August 31 of each year.


                                  ARTICLE XII
                                    NOTICES

                                        Section 1.  Whenever under the
provisions of these By-Laws notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, and such notice may be given in writing, by mail, by depositing the same in the post office or letter box, in a postpaid sealed wrapper, addressed to such director or stockholder at such address as shall appear on the books of the Corporation, or, if the address of such director or stockholder does not appear on the books of the Corporation, to such director or stockholder at the General Post Office in the City of Baltimore, Maryland, and such notice shall be deemed to be given at the time it shall be so deposited in the post office or letter box. In the case of directors, such notice may also be given by telephone, telegraph or cable.

                                        Section 2.  Any notice required to be
given under these By-Laws may be waived in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein.

                                        Each director and officer (and his
heirs, executors and administrators) may be indemnified by the Corporation against reasonable costs and expenses incurred by him in connection with any action, suit or proceeding to which he may be made a party by reason of his being or having been a director or officer of the Corporation, except in relation to any actions, suits or proceedings, in which he has been adjudged liable because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties in the conduct of his office. In the absence of an adjudication which expressly absolves the director or officer of liability to the Corporation or its stockholders for willful misfeasance, bad faith, gross negligence or reckless disregard of the conduct of his office, or in the event of a settlement, each director and officer (and his heirs, executors and administrators) may be indemnified by the Corporation against payments made, including reasonable costs and expenses, provided that such indemnity shall be conditioned upon the prior determination by two thirds of the members of the Board of Directors of the Corporation that the director or officer has no liability by reason of willful misfeasance, bad faith, gross negligence in the performance of duties or the reckless disregard of the duties involved in the conduct of his office. Such payments in settlement, including reasonable costs and expenses incident to settlement, shall not exceed costs and expenses which would have been reasonably incurred if the action, suit or proceeding would have been litigated and concluded. Such a determination by the Board of Directors and the payments of amounts by the Corporation on the basis thereof shall not prevent a stockholder from challenging such indemnification by appropriate legal proceedings. The foregoing rights and indemnification shall not be exclusive of any other rights to which officers and directors may be entitled to according to law.


                                  ARTICLE XIII
                                   AMENDMENTS

                                        Section 1.  These By-Laws may be
amended, altered, repealed or added to at the annual meeting of the stockholders of the Corporation or of the Board of Directors, or at any special meeting of the stockholders or of the Board of Directors called for that purpose, by the affirmative vote of the holders of a majority of the shares of capital stock of the Corporation then issued and outstanding and entitled to vote, or by a majority of the whole Board of Directors, as the case may be.